Note 11 - Subsequent Events	6 Months Ended
Jun. 30, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
11.	Subsequent Events

a)
On August 12, 2013, the Board of Directors declared a cash dividend of $0.015 per Euroseas Ltd. common share.  Such cash dividend was paid on September 11, 2013 to the holders of record of Euroseas Ltd. common shares as of August 31, 2013.

b)
On July 10, 2013 the Company signed a memorandum of agreement to sell the M/V IRINI, a 69,734 deadweight tons (“dwt”) built in 1988, for approximately $3.9 million. The vessel was delivered to her new owners at the end of July 2013. The vessel was sold at a profit of approximately $1.3 million.

c)
On June 6, 2013 an memorandum of agreement was entered into by the Company to purchase M/V JOANNA, which was built in 1999.  M/V JOANNA is a 22,301 dwt and 1,738 teu vessel and was delivered on July 4, 2013.